Segment Information	12 Months Ended
Dec. 31, 2021
Segment Information
Segment Information

Note 18. Segment Information

The Company operates as one segment, regenerative medicines. The segment is based on financial information that is utilized by the Company’s Chief Operating Decision Maker (“CODM”), who is the Company’s Chief Executive Officer, to assess performance and allocate resources.

For the years ended December 31, 2021 and 2020, the Company’s net sales disaggregated by the major sources - Core Products and Non-Core Products (see Note 1) - were as follows (in thousands):

	Year Ended
	December 31,
	2021	2020
Sales by product
Core Products	$37,603	$36,216
Non-Core Products	9,787	6,466
Total Net Sales	$47,390	$42,682

During the years ended December 31, 2021 and 2020, the Company did not have any international product sales to specific countries where such country-specific sales represented material product sales, and the Company did not own any long-lived assets outside the United States.